UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM N-CSR

     CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health and Education Tax-Exempt Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: John M. Loffredo, Chief Executive
      Officer, The Massachusetts Health and Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

The Massachusetts                                                      BLACKROCK
Health & Education
Tax-Exempt Trust

ANNUAL REPORT | DECEMBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Massachusetts Health & Education Tax-Exempt Trust

Portfolio Information as of December 31, 2006

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................     41.2%
AA/Aa ............................................................     17.7
A/A ..............................................................     13.9
BBB/Baa ..........................................................     12.6
BB/Ba ............................................................      2.7
B/B ..............................................................      2.9
NR (Not Rated) ...................................................      8.1
Other* ...........................................................      0.9
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


2   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                                     6-month       12-month
=================================================================================================
U.S. equities (Standard & Poor's 500 Index)                               +12.74%        +15.79%
-------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                              + 9.38         +18.37
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)         +14.69         +26.34
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                       + 5.09         + 4.33
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)            + 4.55         + 4.84
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                         + 8.14         +11.92
-------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Vice Chairman and Director
                                                      BlackRock, Inc.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006   3

A Discussion With Your Trust's Portfolio Manager

      The Trust was able to provide a favorable total return for the fiscal year within the context of low interest rates and tight credit spreads.

Describe the market environment relative to municipal bonds.

The tax-exempt bond market solidly outperformed U.S. Treasury issues during most of 2006. Over the past 12 months, U.S. Treasury yields rose moderately (and prices fell) while long-term municipal bond yields declined (and prices rose). U.S. Treasury yields rose sharply in the first half of 2006 as commodity prices, especially oil and gasoline prices, and domestic economic activity surged. By late June, 30-year U.S. Treasury bond yields had increased almost 75 basis points (.75%) to 5.28%. Yields began to fall, and bond prices improved, in the summer as economic growth softened and the Federal Reserve Board (the Fed) refrained from raising its target interest rate on August 8. This came after 17 consecutive increases since June 2004. Bond prices found additional support from moderating oil prices, and by the end of November, 30-year U.S. Treasury bond yields had declined to 4.56%. However, stronger-than-expected economic releases and year-end profit taking again pushed yields higher in December. At the end of 2006, 30-year U.S. Treasury bond yields stood at 4.81%, an annual increase of 27 basis points. Ten-year U.S. Treasury note yields rose 32 basis points over the year to 4.71%.

The tax-exempt bond market outperformed the U.S. Treasury market during the year as investor demand for municipal product outstripped a resurgent new-issue calendar. As reported by Municipal Market Data, yields on 30-year, AAA-rated municipal issues declined 32 basis points during the year to 4.07%, while yields on 10-year, AAA-rated issues declined eight basis points to 3.68%.

Investor demand for municipal product remained strong through year-end. The latest available statistics from the Investment Company Institute note that, through November, long-term municipal bond funds had net new cash flows of nearly $14 billion, an increase of more than 120% versus the same 11 months of 2005. As reported by AMG Data, weekly average cash flows exceeded $400 million throughout the fourth quarter of 2006, representing a solid increase from the $241 million weekly average seen for the full year.

New-issue municipal volume swelled in the fourth quarter as municipalities rushed to take advantage of low market yields and solid investor demand. More than $121 billion in new long-term tax-exempt bonds was issued, a 23.4% increase compared to fourth quarter 2005. Issuance in December, which totaled over $43 billion, was the highest December monthly volume level since 1985. The recent increase in issuance has made the municipal market's outperformance even more impressive.

Describe conditions in the Commonwealth of Massachusetts.

The Commonwealth of Massachusetts ended the year with ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. Massachusetts' fiscal year 2006 results show a $1.65 billion general fund surplus and a $4.92 billion general fund balance, along with a $2.15 billion stabilization fund balance. The fiscal year 2007 budget totals $25.25 billion and assumes an estimated 3.5% increase in tax revenues. The 2007 budget has a $550 million shortfall that legislators recommend plugging through a transfer from the stabilization fund, a solution the governor opposes. Key credit issues include the $14.5 billion unfunded pension liability and the ground-breaking healthcare reform bill. The net cost of the health program to the Commonwealth for fiscal year 2007 is approximately $274 million, which is included in the adopted budget.

Massachusetts ranks number one in debt per capita and second in debt as a percent of personal income, according to Moody's. Its per capita income of $43,702 in 2005 was third in the nation, according to the U.S. Department of Commerce. The November 2006 unemployment rate was 5%, compared to the national rate of 4.5%.

How did the Trust perform during the fiscal year?

For the 12-month period ended December 31, 2006, the Common Shares of The Massachusetts Health and Education Tax-Exempt Trust had net annualized yields of 4.76% and 5.05%, based on a year-end per share net asset value of $13.90 and a per share market price of $13.10, respectively, and $0.662 per share income dividends. Over the same period, the total investment return on the Trust's Common Shares was +8.30%, based on a change in per share net asset value from $13.59 to $13.90, and assuming reinvestment of all distributions.

Trust performance for the fiscal year was favorable. For some context, the Lehman Brothers Municipal Bond Index -- a measure of the national municipal bond market, although not


4   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006
the Trust's benchmark -- returned +4.84% for the 12-month period. In the first half of the year, our focus on longer-dated bonds benefited performance as the curve flattened and the long end outperformed. At the same time, our somewhat defensive duration stance, which we had adopted in an effort to manage interest rate risk, also proved advantageous as markets weakened (i.e., prices fell and interest rates rose). In the second half of the year, we lengthened duration as the Fed neared the end of its interest rate-hiking campaign. This move benefited performance as the market rallied (interest rates fell and bond prices rose). Finally, our exposure to lower-rated paper contributed to the Trust's results, particularly in the first half of the year as credit spreads (versus higher-quality issues of comparable maturity) continued to contract.

For the six-month period ended December 31, 2006, the total investment return on the Trust's Common Shares was +7.74%, based on a change in per share net asset value from $13.29 to $13.90, and assuming reinvestment of all distributions.

For a description of the Trust's total investment return based on a change in the per share market value of the Trust's Common Shares (as measured by the trading price of the Trust's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Trust's shares may trade in the secondary market at a premium or discount to the Trust's net asset value. As a result, total investment returns based on changes in the market value of the Trust's Common Shares can vary significantly from total investment returns based on changes in the Trust's net asset value.

What changes were made to the portfolio during the period?

Given the extent of the decline and the marginal improvement in the market's value in the second half of the fiscal year, we adopted a more constructive stance for the portfolio, reflected in a slightly longer duration. With credit spreads having reached historically tight levels, we continued our efforts to reduce our overweighting to lower-rated investment grade and speculation grade (lower than BBB) bonds, ending the year with a market weighting in these sectors.

Other portfolio activity was driven primarily by the need to reinvest the proceeds from the sale of these bonds, as well as the proceeds from bonds that were called by their issuers prior to maturity. However, as the portfolio's seasoned, higher-coupon holdings are called by their issuers, our reinvestment prospects are less and less appealing in the prevailing low-interest-rate environment. For the most part, when interest rates rose early in the year, we targeted higher-rated bonds in the 30-year maturity range. These issues offered attractive yields, especially compared to the lower-rated holdings that had been sold. Portfolio activity was fairly muted in the second half of the year, as we were content to maintain the Trust's positioning rather than risk compromising it by making trades in a less favorable investment environment. In keeping with the Trust's primary investment objective, most purchases were made in the health, education and non-profit sectors.

For the six months ended December 31, 2006, the Trust's Auction Preferred Shares had an average yield of 2.65% for Series A and 3.07% for Series B. As noted earlier, the Fed interrupted its interest rate-hiking campaign in August and remained on hold throughout the remainder of 2006. As such, the Trust's borrowing costs began to stabilize and even move slightly lower. The tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower interest rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Trust's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Trust's position at the close of the period?

We ended the period with a neutral outlook on interest rate risk. The Fed has been on hold since August and the markets are pricing in the possibility of a Fed interest rate cut in the first half of 2007.

Given the current low interest-rate environment, combined with tight credit spreads, we expect that the Trust's performance going forward will be driven primarily by security selection. The portfolio currently has a nominal cash position of 1.5% of net assets, which allows us some flexibility to participate in market opportunities should yields rise from their current lows.

Robert D. Sneeden
Vice President and Portfolio Manager

January 12, 2007


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006   5

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short- term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As of December 31, 2006, the Trust's leverage amount, due to Auction Preferred Shares, was 38.04% of total net assets, before the deduction of Preferred Shares.

As a part of its investment strategy, the Trust may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Trust to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Trust invests in inverse floaters, the market value of the Trust's portfolio and the net asset value of the Trust's shares may also be more volatile than if the Trust did not invest in inverse floaters. Certain inverse floaters may be presented for financial reporting purposes as secured borrowings by the Trust.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


6   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Schedule of Investments                                           (in Thousands)

  Face
Amount     Municipal Bonds                                               Value
===============================================================================
Massachusetts--154.1%
-------------------------------------------------------------------------------
$1,000     Massachusetts Bay Transportation Authority, Special
           Assessment Revenue Refunding Bonds, Series A, 5%
           due 7/01/2015 (j)                                           $  1,092
-------------------------------------------------------------------------------
 1,000     Massachusetts State College Building Authority, Project
           Revenue Bonds, Series A, 5% due 5/01/2031 (b)                  1,065
-------------------------------------------------------------------------------
   825     Massachusetts State College Building Authority, Project
           Revenue Refunding Bonds, Series B, 5.50%
           due 5/01/2039 (n)                                              1,005
-------------------------------------------------------------------------------
           Massachusetts State Development Finance Agency,
           Education Revenue Bonds:
 1,100          (Belmont Hill School), 5% due 9/01/2031                   1,141
   400          (Middlesex School Project), 5% due 9/01/2033                415
   250          (Xaverian Brothers High School), 5.65%
                due 7/01/2029                                               259
-------------------------------------------------------------------------------
 1,000     Massachusetts State Development Finance Agency,
           Educational Facility Revenue Bonds (Academy of the
           Pacific Rim), Series A, 5.125% due 6/01/2031 (a)               1,046
-------------------------------------------------------------------------------
           Massachusetts State Development Finance Agency, First
           Mortgage Revenue Bond, Series A:
   855          (Edgecombe Project), 6.75% due 7/01/2021                    925
   850          (Overlook Communities, Inc.), 6.125%
                due 7/01/2024                                               886
-------------------------------------------------------------------------------
 1,250     Massachusetts State Development Finance Agency, First
           Mortgage Revenue Refunding Bonds (Symmes Life Care,
           Inc.--Brookhaven at Lexington), Series A, 5%
           due 3/01/2035 (k)                                              1,296
-------------------------------------------------------------------------------
   500     Massachusetts State Development Finance Agency,
           Human Service Provider Revenue Bonds (Seven Hills
           Foundation & Affiliates), 5% due 9/01/2035 (k)                   521
-------------------------------------------------------------------------------
   825     Massachusetts State Development Finance Agency,
           Resource Recovery Revenue Bonds (Ogden Haverhill
           Associates), AMT, Series A, 6.70% due 12/01/2014                 886
-------------------------------------------------------------------------------
           Massachusetts State Development Finance Agency
           Revenue Bonds:
 1,000          (Boston University), Series T-1, 5%
                due 10/01/2039 (b)                                        1,053
   500          (College of Pharmacy and Allied Health Services),
                Series D, 5% due 7/01/2027 (c)                              524
   500          (Curry College), Series A, 5% due 3/01/2035 (a)             513
   400          (Franklin W. Olin College), Series B, 5.25%
                due 7/01/2033 (n)                                           425
 1,000          (Massachusetts College of Pharmacy and Health
                Sciences), 5.75% due 7/01/2033                            1,075
   425          (Massachusetts Council of Human Service Providers,
                Inc.), Series C, 6.60% due 8/15/2029                        429
 2,000          (Smith College), 5% due 7/01/2035                         2,108
   540          (The Wheeler School), 6.50% due 12/01/2029                  570
   500          (Volunteers of America--Ayer Limited Partnership),
                AMT, Series A, 6.20% due 2/20/2046 (i)                      567
 1,000          (WGBH Educational Foundation), Series A, 5.375%
                due 1/01/2012 (b)(j)                                      1,087
 1,100          (WGBH Educational Foundation), Series A, 5.75%
                due 1/01/2042 (b)                                         1,390
   600          (Western New England College), 5.875%
                due 12/01/2012 (j)                                          661
   500          (Williston Northampton School Project), 5%
                due 10/01/2025 (n)                                          531
-------------------------------------------------------------------------------
 1,500     Massachusetts State Development Finance Agency
           Revenue Refunding Bonds (Boston University), Series P,
           5.45% due 5/15/2059                                            1,678
-------------------------------------------------------------------------------
           Massachusetts State Development Finance Agency,
           Revenue Refunding Bonds:
   500          (Clark University), 5.125% due 10/01/2035 (n)               535
 1,500          (Western New England College), Series A, 5%
                due 9/01/2033 (c)                                         1,580
-------------------------------------------------------------------------------
 1,000     Massachusetts State HFA, Housing Revenue Bonds,
           AMT, Series A, 5.25% due 12/01/2048                            1,033
-------------------------------------------------------------------------------
           Massachusetts State Health and Educational Facilities
           Authority Revenue Bonds:
 1,000          (Baystate Medical Center), Series F, 5.75%
                due 7/01/2033                                             1,063
   350          (Berkshire Health System), Series E, 6.25%
                due 10/01/2031                                              377
 1,000          (Berkshire Health System), Series F, 5%
                due 10/01/2019 (c)                                        1,067
   300          (Capital Asset Program), VRDN, Series E, 3.89%
                due 1/01/2035 (m)                                           300
 1,350          (Harvard University), Series FF, 5.125%
                due 7/15/2037                                             1,426
   750          (Milford-Whitinsville Hospital), Series D, 6.35%
                due 7/15/2032                                               811
   170          (Partners Healthcare System), VRDN, Series D-6,
                3.95% due 7/01/2017 (m)                                     170
 1,000          (Simmons College), Series F, 5% due 10/01/2033 (f)        1,080
   500          (University of Massachusetts Memorial Healthcare),
                Series D, 5% due 7/01/2033                                  509
   230          (University of Massachusetts), Series C, 5.125%
                due 10/01/2034 (f)                                          243
 1,210          (Wheaton College), Series D, 6% due 1/01/2018             1,255
-------------------------------------------------------------------------------
           Massachusetts State Health and Educational Facilities
           Authority Revenue Refunding Bonds:
   885          (Bay Cove Human Services Issue), Series A, 5.90%
                due 4/01/2028                                               902
 1,000          (Boston College), Series N, 5.125% due 6/01/2037          1,051
   500          (Christopher House), Series A, 6.875%
                due 1/01/2029                                               518
   800          (Covenant Health System), 6% due 7/01/2022                  867
   400          (Covenant Health System), 6% due 7/01/2031                  434

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006   7

Schedule of Investments (concluded)                               (in Thousands)

  Face
Amount     Municipal Bonds                                               Value
===============================================================================
Massachusetts (continued)
-------------------------------------------------------------------------------
           Massachusetts State Health and Educational Facilities
           Authority Revenue Refunding Bonds (concluded):
$  495          (Learning Center for Deaf Children), Series C,
                6.125% due 7/01/2029                                   $    507
   500          (Massachusetts Institute of Technology), Series L,
                5% due 7/01/2023                                            560
   500          (Partners Healthcare System), Series C, 5.75%
                due 7/01/2032                                               541
   395          (Valley Regional Health System), Series C, 5.75%
                due 7/01/2018 (e)                                           396
 1,500          (Wellesley College), 5% due 7/01/2033                     1,579
 1,000          (Youville House--Project), Series A,
                6.25% due 2/15/2007 (g)(j)                                1,023
-------------------------------------------------------------------------------
   730     Massachusetts State Industrial Finance Agency, Health
           Care Facility Revenue Bonds (Age Institute of
           Massachusetts Project), 8.05% due 11/01/2025                     743
-------------------------------------------------------------------------------
 1,500     Massachusetts State Industrial Finance Agency, PCR
           (General Motors Corporation), 5.55% due 4/01/2009              1,504
-------------------------------------------------------------------------------
   400     Massachusetts State Industrial Finance Agency Revenue
           Bonds (Wentworth Institute of Technology), 5.75%
           due 10/01/2008 (j)                                               421
-------------------------------------------------------------------------------
   340     Massachusetts State Industrial Finance Agency, Senior
           Living Facility Revenue Bonds (Forge Hill Project), AMT,
           6.75% due 4/01/2030                                              351
-------------------------------------------------------------------------------
 2,000     Massachusetts State School Building Authority,
           Dedicated Sales Tax Revenue Bonds, Series A, 5%
           due 8/15/2030 (h)                                              2,125
-------------------------------------------------------------------------------
 1,000     Massachusetts State Water Pollution Abatement Trust,
           Pool Program Revenue Bonds, Series 10, 5%
           due 8/01/2029                                                  1,067
-------------------------------------------------------------------------------
 1,000     Rail Connections, Inc., Massachusetts, Capital
           Appreciation Revenue Bonds (Route 128 Parking
           Garage), Series B, 6.53% due 7/01/2009 (a)(j)(l)                 459
-------------------------------------------------------------------------------
   500     University of Massachusetts Building Authority, Project
           Revenue Refunding Bonds, Senior Series 04-1, 5.125%
           due 11/01/2014 (b)(j)                                            548
===============================================================================
Puerto Rico--4.5%
-------------------------------------------------------------------------------
 1,285     Puerto Rico Public Buildings Authority, Government
           Facilities Revenue Refunding Bonds, Series F, 5.25%
           due 7/01/2025 (d)(h)                                           1,481
-------------------------------------------------------------------------------
Total Investments (Cost--$49,011*)--158.6%                               51,674

Other Assets Less Liabilities--2.8%                                         920

Preferred Shares, at Redemption Value--(61.4%)                          (20,013)
                                                                       --------
Net Assets Applicable to Common Shares--100.0%                         $ 32,581
                                                                       ========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................................  $ 48,887
                                                                       ========
      Gross unrealized appreciation .................................  $  2,787
      Gross unrealized depreciation .................................        --
                                                                       --------
      Net unrealized appreciation ...................................  $  2,787
                                                                       ========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Assured Guaranty Insured.
(d)   CIFG Insured.
(e)   Connie Lee Insured.
(f)   FGIC Insured.
(g)   FHA Insured.
(h)   FSA Insured.
(i)   GNMA Collateralized.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(n)   XL Capital Insured.
o Forward interest rate swaps outstanding as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.547% and receive a floating rate based on 1-week Bond
        Market Association rate

        Broker, JPMorgan Chase
        Expires March 2017                             $  3,000     $    40
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


8   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Statement of Net Assets

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$49,011,130) ....                      $  51,673,811
            Unrealized appreciation on forward interest rate swaps .............................                             39,951
            Cash ...............................................................................                                476
            Receivables:
               Interest ........................................................................    $     929,862
               Securities sold .................................................................           75,000         1,004,862
                                                                                                    -------------
            Prepaid expenses ...................................................................                              7,611
                                                                                                                      -------------
            Total assets .......................................................................                         52,726,711
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Distribution to shareholders ....................................................           22,409
               Investment adviser ..............................................................           16,215
               Administration fees .............................................................            6,949
               Other affiliates ................................................................              762            46,335
                                                                                                    -------------
            Accrued expenses ...................................................................                             86,771
                                                                                                                      -------------
            Total liabilities ..................................................................                            133,106
                                                                                                                      -------------
===================================================================================================================================
Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Shares, at redemption value, par value $.01 per share (200 Series A Shares and 200 Series B Shares of APS* authorized, issued and outstanding at $50,000 per
             share liquidation preference) .....................................................                         20,012,726
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares .............................................                      $  32,580,879
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Common Shares, par value $.01 per share (2,344,067 shares issued and outstanding) ..                      $      23,441
            Paid-in capital in excess of par ...................................................                         29,660,491
            Undistributed investment income--net ...............................................    $     269,647
            Accumulated realized capital losses--net ...........................................          (75,332)
            Unrealized appreciation--net .......................................................        2,702,632
                                                                                                    -------------
            Total accumulated earnings--net ....................................................                          2,896,947
                                                                                                                      -------------
            Total--Equivalent to $13.90 net asset value per Common Share (market price--$13.10)                       $  32,580,879
                                                                                                                      =============

*     Auction Preferred Shares.

      See Notes to Financial Statements.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006   9

Statement of Operations

For the Year Ended December 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...........................................................................                      $   2,632,799
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $     181,423
            Administration fees ................................................................           77,753
            Accounting services ................................................................           51,785
            Commission fees ....................................................................           50,230
            Printing and shareholder reports ...................................................           45,935
            Professional fees ..................................................................           31,528
            Trustees' fees and expenses ........................................................           30,000
            Transfer agent fees ................................................................           27,768
            Pricing fees .......................................................................            8,122
            Custodian fees .....................................................................            4,837
            Listing fees .......................................................................            1,023
            Other ..............................................................................           13,906
                                                                                                    -------------
            Total expenses .....................................................................                            524,310
                                                                                                                      -------------
            Investment income--net .............................................................                          2,108,489
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ................................................................           76,283
               Financial futures contracts and forward interest rate swaps--net ................          124,966           201,249
                                                                                                    -------------
            Change in unrealized appreciation on:
               Investments--net ................................................................          846,708
               Forward interest rate swaps--net ................................................           39,951           886,659
                                                                                                    -------------------------------
            Total realized and unrealized gain--net ............................................                          1,087,908
                                                                                                                      -------------
===================================================================================================================================
Dividends & Distributions to Preferred Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................                           (584,916)
            Realized gain--net .................................................................                            (75,604)
                                                                                                                      -------------
            Total dividends and distributions to Preferred Shareholders ........................                           (660,520)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $   2,535,877
                                                                                                                      =============

      See Notes to Financial Statements.


10  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                              December 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................    $   2,108,489     $   1,938,570
            Realized gain--net .................................................................          201,249           318,444
            Change in unrealized appreciation--net .............................................          886,659            41,235
            Dividends and distributions to Preferred Shareholders ..............................         (660,520)         (274,318)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................        2,535,877         2,023,931
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................       (1,588,436)       (1,823,158)
            Realized gain--net .................................................................         (222,930)         (304,439)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends and distributions to Common
             Shareholders ......................................................................       (1,811,366)       (2,127,597)
                                                                                                    -------------------------------
===================================================================================================================================
Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Shareholders in reinvestment of dividends and
             distributions .....................................................................           64,509            64,760
            Offering and underwriting costs resulting from issuance of Preferred Shares ........               --          (244,927)
                                                                                                    -------------------------------
            Net increase (decrease) in net assets derived from share transactions ..............           64,509          (180,167)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Shares ................          789,020          (283,833)
            Beginning of year ..................................................................       31,791,859        32,075,692
                                                                                                    -------------------------------
            End of year* .......................................................................    $  32,580,879     $  31,791,859
                                                                                                    ===============================
               * Undistributed investment income--net ..........................................    $     269,647     $     334,510
                                                                                                    ===============================

      See Notes to Financial Statements.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  11

Financial Highlights

                                                                                     For the Year Ended December 31,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                   2006         2005         2004+        2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ...........................   $  13.59     $  13.74     $  13.91     $  13.76     $  13.25
                                                                       ------------------------------------------------------------
      Investment income--net** .....................................        .90          .83          .82          .93          .94
      Realized and unrealized gain--net ............................        .47          .15          .08          .07          .42
      Dividends and distributions to Preferred Shareholders:
         Investment income--net ....................................       (.25)        (.11)        (.03)        (.03)        (.05)
         Realized gain--net ........................................       (.03)        (.01)        (.01)          --           --
                                                                       ------------------------------------------------------------
      Total from investment operations .............................       1.09          .86          .86          .97         1.31
                                                                       ------------------------------------------------------------
      Less dividends and distributions to Common Shareholders:
         Investment income--net ....................................       (.68)        (.78)        (.87)        (.82)        (.80)
         Realized gain--net ........................................       (.10)        (.13)        (.16)          --           --
                                                                       ------------------------------------------------------------
      Total dividends and distributions to Common Shareholders .....       (.78)        (.91)       (1.03)        (.82)        (.80)
                                                                       ------------------------------------------------------------
      Offering and underwriting costs resulting from issuance of
       Preferred Shares ............................................         --         (.10)          --           --           --
                                                                       ------------------------------------------------------------
      Net asset value, end of year .................................   $  13.90     $  13.59     $  13.74     $  13.91     $  13.76
                                                                       ============================================================
      Market price per share, end of year ..........................   $  13.10     $  13.60     $  16.24     $  15.26     $  13.48
                                                                       ============================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
      Based on market price per share ..............................       1.99%      (10.71%)      14.29%       20.11%        5.10%
                                                                       ============================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Shares*
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement .........................       1.64%        1.30%        1.45%        1.16%        1.19%
                                                                       ============================================================
      Total expenses ...............................................       1.64%        1.30%        1.45%        1.16%        1.20%
                                                                       ============================================================
      Total investment income--net .................................       6.61%        6.00%        5.97%        6.74%        7.00%
                                                                       ============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Shares, end of year
       (in thousands) ..............................................   $ 32,581     $ 31,792     $ 32,076     $ 32,390     $ 31,996
                                                                       ============================================================
      Portfolio turnover ...........................................       9.07%       16.32%       20.70%       26.17%       35.56%
                                                                       ============================================================

*     Do not reflect the effect of dividends to Preferred Shareholders.
**    Based on average shares outstanding.
+     On September 1, 2004, Fund Asset Management, L.P. became the Manager.

      See Notes to Financial Statements.


12  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Trust's Common Shares are listed on the American Stock Exchange under the symbol MHE. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Trust's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Trust may enter into swap agreements, which are OTC contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  13
      credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Trust's Preferred Shares were charged to capital at the time of issuance.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was he Trust's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares.

The Trust has also entered into an Administration Agreement with Princeton Administrators, LLC ("Princeton"). The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of


14  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Notes to Financial Statements (concluded)

administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

For the year ended December 31, 2006, the Trust reimbursed FAM and the Manager $818 and $252, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, Princeton, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $4,580,315 and $4,825,499, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of Common Shares, par value $.01 per share. Shares issued and outstanding during the years ended December 31, 2006 and December 31, 2005 increased by 4,386 and 4,569, respectively, as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of Preferred Shares, par value $.01 per share. In addition, the Trust has authorized 400 shares of Auction Preferred Shares. Auction Preferred Shares are redeemable shares of Preferred Shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2006 were: Series A, 3.25% and Series B, 3.90%.

Shares issued and outstanding during the year ended December 31, 2006 remained constant. Shares issued and outstanding during the year ended December 31, 2005 increased by 200 from the issuance of Series B Preferred Shares on September 30, 2005.

5. Distributions to Shareholders:

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $.049000 per share on February 1, 2007 to shareholders of record on January 16, 2007.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  12/31/2006          12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..........................    $2,173,352          $2,088,254
  Ordinary income ............................       155,676              21,136
  Long-term capital gain .....................       142,858             292,525
                                                  ------------------------------
Total distributions ..........................    $2,471,886          $2,401,915
                                                  ==============================

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..........................    $  142,966
Undistributed ordinary income -- net ............................         2,689
Undistributed long-term capital gains -- net ....................         2,946
                                                                     ----------
Total undistributed earnings -- net .............................       148,601
Capital loss carryforward .......................................            --
Unrealized gains -- net .........................................     2,748,346*
                                                                     ----------
Total accumulated earnings -- net ...............................    $2,896,947
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Massachusetts Health & Education Tax-Exempt Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust"), as of December 31, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2007


16  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Proxy Results

During the six-month period ended December 31, 2006, The Massachusetts Health & Education Tax-Exempt Trust's Common and Preferred Shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted   Shares Withheld
                                                      For          From Voting
--------------------------------------------------------------------------------
To elect the Trust's Trustees:  Edward M. Murphy    1,730,160         86,351
                                Frank Nesvet        1,730,870         85,641
                                Walter B. Prince    1,730,160         86,351
                                James M. Storey     1,731,260         85,251
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, The Massachusetts Health & Education Tax-Exempt Trust's Preferred Shareholders voted on the following proposal. The proposal was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted   Shares Withheld
                                                      For          From Voting
--------------------------------------------------------------------------------
To elect the Trust's Trustees:
James F. Carlin, III and Thomas H. Green, III             202              3
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2006, The Massachusetts Health & Education Tax-Exempt Trust's Common and Preferred shareholders voted on the following proposal. The proposal was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                             For         Against      Abstain
--------------------------------------------------------------------------------
To approve a new investment advisory
agreement with BlackRock Advisors, Inc.   1,186,280      60,248       66,192
--------------------------------------------------------------------------------


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  17

Important Tax Information

All of the net investment income distributions paid by The Massachusetts Health & Education Tax-Exempt Trust during the taxable year ended December 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by the Trust during the year:

--------------------------------------------------------------------------------
                                    Payable         Ordinary         Long-Term
                                      Date           Income        Capital Gains
--------------------------------------------------------------------------------
Common Shareholders                 7/28/2006      $  .009604                --
                                   12/28/2006      $  .040892       $   .044608
--------------------------------------------------------------------------------
Preferred Shareholders  Series A:   6/29/2006      $     9.66                --
                                   11/09/2006      $    17.20       $     18.76
                                   11/16/2006      $    17.43       $     19.01
                                   11/24/2006      $    17.82       $     19.44
                                   11/30/2006      $    13.76       $     15.01
                                   12/07/2006      $    17.20       $     18.76
                                   12/14/2006      $     0.22       $      0.24
                        --------------------------------------------------------
                        Series B:   6/28/2006      $     1.39                --
                                   11/08/2006      $    25.22       $     27.52
                                   11/15/2006      $    17.20       $     18.76
                                   11/22/2006      $    17.89       $     19.51
                                   11/29/2006      $    17.20       $     18.76
                                   12/06/2006      $    14.38       $     15.68
--------------------------------------------------------------------------------


18  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, The Bank of New York, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust in your account.

Under the Plan, participants in the Plan will have their dividends reinvested in Common Shares of the Trust on valuation date. If the market price per Common Share on valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants at the higher of net asset value or 95% of the market price. If net asset value per Common Share on valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, the agent will buy Common Shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of Common Shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by The Bank of New York, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted below. If you withdraw, you will receive a share certificate in your name for all full Common Shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name, which will enable your participation in the Plan.

Any correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.

Other Information

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  19

Officers and Trustees

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas H.   P.O. Box 9095  Trustee      1993 to  Managing Director, Citigroup Global Markets Inc.      One             None
Green,      Princeton, NJ               present  since 2002; Director in SSB, Public Finance
III*        08543-9095                           Department from 1998 to 2001; First Assistant
            Age: 47                              Attorney General for The Commonwealth of
                                                 Massachusetts from 1992 to 1998; Vice President,
                                                 Public Finance, First Boston Corporation. Mr. Green
                                                 is an interested person of the Trust because of his
                                                 affiliation with a brokerage firm.
====================================================================================================================================
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James F.    P.O. Box 9095  Trustee      2003 to  Executive Vice President, Managing Partner,           One             None
Carlin,     Princeton, NJ               present  Crosspoint Associates, Inc. (real estate management
III*        08543-9095                           and development) since 1993; Board of Director,
            Age: 43                              Principal of Alpha Analytical Inc. since 2000;
                                                 Former Director of Carlin Insurance; Former Board
                                                 of Director of Chart Bank.
------------------------------------------------------------------------------------------------------------------------------------
Edward M.   P.O. Box 9095  Trustee      1993 to  President of the Mentor Network since 2004;           One             None
Murphy      Princeton, NJ               present  President and Chief Executive Officer of Alliance
            08543-9095                           Health Incorporated from 1998 to 2004; Formerly,
            Age: 59                              President and Chief Operating Officer of Olympus
                                                 Healthcare Group, Inc.; Senior Vice President of
                                                 Tucker Anthony Inc. from 1995 to 1997; Executive
                                                 Director of the Massachusetts Health and
                                                 Educational Facilities Authority from 1989 to 1995;
                                                 Previously, Commissioner of the Massachusetts
                                                 Department of Mental Health.
------------------------------------------------------------------------------------------------------------------------------------
Frank       P.O. Box 9095  Trustee      2004 to  Chief Executive Officer, Libra Group, Inc. since      One             Independent
Nesvet      Princeton, NJ               present  1998; Managing Director, Senior Vice President, CFO                   Chairman of
            08543-9095                           and Fund Treasurer, New England Funds from 1993 to                    the Board of
            Age: 63                              1998.                                                                 Trustees of
                                                                                                                       streetTRACKS
                                                                                                                       (R) Series
                                                                                                                       Trust since
                                                                                                                       2000 and
                                                                                                                       streetTRACKS
                                                                                                                       Index Shares
                                                                                                                       Funds since
                                                                                                                       2006 (two
                                                                                                                       series of 44
                                                                                                                       exchange-
                                                                                                                       traded mutual
                                                                                                                       funds
                                                                                                                       sponsored and
                                                                                                                       managed by
                                                                                                                       State Street
                                                                                                                       Global
                                                                                                                       Advisers).


20  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Walter B.   P.O. Box 9095  Chairman     1993 to  Partner of the law firm of Prince, Lobel, Glovsky &   One             None
Prince      Princeton, NJ  and Trustee  present  Tye LLP since 1988; Board of Directors, OneUnited
            08543-9095                           Bank.
            Age: 58
------------------------------------------------------------------------------------------------------------------------------------
James M.    P.O. Box 9095  Trustee      1993 to  Corporate Trustee/Director of various organizations   One             Trustee of
Storey      Princeton, NJ               present  and corporations, including The U.S. Charitable                       the SEI
            08543-9095                           Gift Trust (a charitable organization sponsored by                    Investment
            Age: 75                              Eaton Vance) and a practicing attorney; Partner                       Funds
                                                 of the law firm of Dechert, Price & Rhoads from                       (consisting
                                                 1987 to 1993.                                                         of 129
                                                                                                                       portfolios).
            ------------------------------------------------------------------------------------------------------------------------
            *     Auction Preferred Shares Trustee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and                   First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer             1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  President    2004 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM
Loffredo    Princeton, NJ               present  (Municipal Tax-Exempt Fund Management) from 2000 to 2006; First Vice President of
            08543-9011                           MLIM from 1997 to 2000.
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         2004 to  Director of BlackRock, Inc. since 2006; Director (Municipal Tax-Exempt Fund
Sneeden     Princeton, NJ  President    present  Management) of MLIM from 2005 to 2006; Vice President of MLIM from 1998 to 2005;
            08543-9011                           Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of BlackRock, Inc. since 2006; Director (Legal Advisory)
Stewart     Princeton, NJ               present  of MLIM from 2005 to 2006; Vice President of MLIM from 2002 to 2005; Attorney in
            08543-9011                           Private from 1999 to 2002.
            Age: 37
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:
Deutsche Bank Trust Company
280 Park Avenue, 9th Floor
New York, NY 10018

Amex Symbol

MHE


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  21

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


22  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2006  23

The Massachusetts Health & Education Tax-Exempt Trust seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in "investment grade" obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #MHET-12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of trustees has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Frank Nesvet.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $22,500
                                  Fiscal Year Ending December 31, 2005 - $22,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $3,500
                                  Fiscal Year Ending December 31, 2005 - $3,500

         The nature of the services include agreed upon procedures related to AMPS.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $6,000
                                  Fiscal Year Ending December 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $3,071,450
             Fiscal Year Ending December 31, 2005 - $5,577,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James F. Carlin, III
         Thomas H. Green, III
         Walter B. Prince
         Edward M. Murphy
         James M. Storey
         Frank Nesvet

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

         In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Manager has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended December 31 is available without charge (1) at www.blackrock.com and
         (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006.

         (a)(1) The Massachusetts Health & Education Tax-Exempt Trust is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Sneeden is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Sneeden has been the Fund's portfolio manager since 2005.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (""MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

         (a)(2) As of December 31, 2006:

                                                                                        (iii) Number of Other Accounts and
                              (ii) Number of Other Accounts Managed                      Assets for Which Advisory Fee is
                                   and Assets by Account Type                                    Performance-Based
                          Other                                                    Other
                        Registered        Other Pooled                           Registered        Other Pooled
(i) Name of             Investment         Investment           Other            Investment         Investment           Other
Portfolio Manager       Companies           Vehicles           Accounts          Companies           Vehicles           Accounts
                        ---------                                                ---------
Theodore R.
Jaeckel, Jr.                      80                  0                  0                  0                  1                  0
                     $29,621,486,904    $             0    $             0    $             0    $    24,560,023    $             0
Walter O'Connor                   80                  0                  0                  0                  0                  0
                     $29,621,486,904    $             0    $             0    $             0    $                  $             0
Robert D. Sneeden                 12                  0                  0                  0                  0                  0
                     $ 3,126,376,496    $             0    $             0    $             0    $                  $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of December 31, 2006:

               Portfolio Manager Compensation

               Compensation Program

               The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

               Base compensation

               Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

               Performance-Based Compensation

               BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of single-state, closed-end municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

               Long-Term Retention and Incentive Plan (LTIP)

               The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

               Cash Bonus

               Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

               Stock Bonus

               A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

               Other Compensation Programs

               Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

               Other Benefits

               Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2006, neither of Messrs. Jaeckel, O'Connor and Sneeden beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health and Education Tax-Exempt Trust


By: /s/ John M. Loffredo
    ----------------------------------
    John M. Loffredo,
    Chief Executive Officer of
    The Massachusetts Health and Education Tax-Exempt Trust

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John M. Loffredo
    ----------------------------------
    John M. Loffredo,
    Chief Executive Officer of
    The Massachusetts Health and Education Tax-Exempt Trust

Date: March 9, 2007


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Massachusetts Health and Education Tax-Exempt Trust

Date: March 9, 2007